EXHIBIT 10.5

THE F&M BANK & TRUST COMPANY
3811 Turtle Creek Blvd., Suite 1700
Dallas, Texas 75219

December 19, 2013

MESA ENERGY, INC.
Attention: Randy M. Griffin, C.E.O.
5220 Spring Valley Road, Ste. 525
Dallas, Texas 75254

Re: Fourth Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this "Amendment") amends the Loan Agreement dated July 22, 2011, originally among MESA ENERGY, INC., a Nevada corporation ("Borrower"); MESA ENERGY HOLDINGS, INC., a Delaware corporation, TCHEFUNCTE NATURAL RESOURCES, LLC ("TNR"), a Louisiana limited liability company, and MESA GULF COAST, LLC ("MGC"), a Texas limited liability company (collectively, "Guarantors"); and THE F&M BANK & TRUST COMPANY ("Lender"), an Oklahoma state bank, as previously amended by a First Amendment to Loan Agreement dated September 21, 2012, a Second Amendment dated October 1, 2012, and a Third Amendment dated November 27, 2013 (as amended, the "Loan Agreement"). Capitalized terms below not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

1. Consent. (a) Pursuant to a Limited Liability Company Agreement dated as of December 16, 2013, a true and correct copy of which is attached hereto as Exhibit A, Borrower has created a new subsidiary, TNR HOLDINGS LLC, a Delaware limited liability company ("TNR Holdings") and transferred all of Borrower's membership interest in TNR and MGC to TNR Holdings (the "TNR Transaction"). Pursuant to the Unit Purchase Agreement dated as of December 20, 2013 (the "Gulfstar Purchase Agreement") among Borrower, TNR Holdings, Borrower's parent company, ARMADA OIL, INC. ("Armada"), and GULFSTAR RESOURCES, LLC ("Gulfstar"), a true and correct copy of which is attached hereto as Exhibit B, Gulfstar shall purchase certain membership interests in TNR Holdings from Borrower (the "Gulfstar Transaction"). Upon the consummation of the Gulfs tar Transaction, Borrower and Gulfs tar shall enter into the Amended and Restated Limited Liability Company Agreement for TNR Holdings (the "TNR Restatement") attached hereto as Exhibit C.

EXHIBIT 10.5

MESA ENERGY, INC.
December 19, 2013

(b) Borrower has requested that Lender consent to the TNR Transaction, the Gulfstar Transaction, the TNR Restatement, any transfer or issuance of equity interests in TNR to Gulfstar pursuant to the Gulfstar Purchase Agreement or the TNR Restatement and the consulting agreement between TNR and Coral Reef as contemplated by the TNR Restatement (collectively, the "Permitted Transactions"), and Lender hereby consents to the Permitted Transactions pursuant to the Loan Agreement insofar as the Permitted Transactions would otherwise be precluded by subsections (a), (d), (k), or (q) of Section 7 thereof (this "Consent"). This is a limited consent and shall not be construed as a commitment by Lender to consent to any future transactions, to waive, modify, or amend any term or condition of the Loan Agreement or any of the Loan Documents; provided, however, that to the extent the terms or conditions of any other Loan Document in any way require, or could be deemed to require, the consent or waiver of Lender given in this Consent, then such consent and waiver is hereby deemed given and to the extent there is a conflict between the terms of this Consent shall control. For the avoidance of doubt, this Consent shall not constitute Lender's agreement to release any collateral for the Loans except in accordance with the terms set forth in the Security Documents.

2. TNR Holdings Guaranty. In consideration of the consent set forth in this Amendment, TNR Holdings shall execute and deliver a Guaranty in Proper Form upon the execution hereof. The definition of the term "Guarantors" as set forth in the Loan Agreement is hereby amended to mean, collectively, TNR, MGC, Armada, and TNR Holdings. 3. Confirmations. (a) As security for the Notes, Borrower and Guarantors previously executed the Security Documents. Borrower and Guarantors ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Note and the Loans.

(b) Borrower and Guarantors hereby represent to Lender that all representations and warranties set forth in Section 6 of the Loan Agreement are true and correct as of the date of execution of this Amendment, and Borrower and Guarantors are currently in compliance with all covenants set forth in Section 7 of the Loan Agreement and all financial covenants set forth in Section 8 of the Loan Agreement.

(c) Lender agrees that it will give effect to the exercise of Gulfstar's rights under Section 5.1 of the Gulfs tar Purchase Agreement and not take any actions reasonably expected to deprive Gulfstar of the benefit of the rights and agreements set forth in Section 5.1 of the Gulfstar Purchase Agreement. Lender acknowledges that Gulfstar is a third-party beneficiary of this Amendment and the Third Amendment to Loan Agreement dated November 27, 2013.

4. Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrower and Guarantors acknowledge that the Loan Agreement, the Revolving Note, the Security Documents, and the other Loan Documents are valid, subsisting, and binding

EXHIBIT 10.5

MESA ENERGY, INC.
December 19, 2013

upon Borrower and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrower and Guarantors ratify the Loan Agreement, as amended. Guarantors ratify and confirm the Guaranties and acknowledge that they are valid, subsisting, and binding upon Guarantors.

5. Fax and Email Provision. This Amendment may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrower. At Lender's option, this Amendment and the related Loan Documents may also be executed by Borrower and Guarantors in remote locations with signature pages faxed or scanned and emailed to Lender. Borrower and Guarantors agree that the faxed or scanned and emailed signatures are binding upon Borrower and Guarantors, and Borrower and Guarantors agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrower and Guarantors fail to promptly deliver all required original signatures.

6. Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

7. Final Agreement. (a) In connection with the Loans, Borrower, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the "Written Loan Agreement").

(b) It is the intention of Borrower, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrower, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrower, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c) THE WRITTEN LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Signatures on following page.]

EXHIBIT 10.5

MESA ENERGY, INC.
December 19, 2013

           If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment. Please call if you have any questions.

Yours very truly,
THE F&M BANK & TRUST COMPANY

By:   /s/ Christopher J. Cardoni
Christopher J. Cardoni,
Senior Vice President

Accepted and agreed to effective as of
the 19th day of December, 2013:

BORROWER:

MESA ENERGY, INC.,
a Nevada corporation

By:   /s/ Randy M. Griffin
Randy M. Griffin,
Chief Executive Officer

GUARANTORS:

ARMADA OIL, INC., a Nevada corporation By: /s/ Randy M. Griffin Randy M. Griffin, Chief Executive Officer	TCHEFUNCTE NATURAL RESOURCES, LLC, a Louisiana limited liability company By: Mesa Energy, Inc., Sole Member By: /s/ Randy M. Griffin Randy M. Griffin, Chief Executive Officer

EXHIBIT 10.5

MESA GULF COAST, LLC, a Texas limited liability company By: /s/ Randy M. Griffin Randy M. Griffin, Manager	TNR HOLDINGS, LLC, a Delaware limited liability company By: Mesa Energy, Inc., Managing Member By: /s/ Randy M. Griffin Randy M. Griffin, Chief Executive Officer